SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Under Rule 14a-12.

CIGNA Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum value of transaction:

(5)	Total fee paid:

☐	Fee previously paid with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CIGNA and Intracorp 401(k) Participants:
The following notice about the 2006 Annual Meeting of Shareholders and an enclosed proxy card are being mailed to your home address. You may already have received it. If not, you can expect it shortly.
The voting side of the proxy card (the side you would sign) contains the total number of shares of CIGNA stock for which you have:
•	Voting rights as a direct shareholder (shares held for you in a Mellon Investors account, including restricted stock, vested shares and shares you acquired and hold directly in your own name); and
•	Pass-through voting rights as an investor in the CIGNA Stock Fund of the CIGNA or Intracorp 401(k) Plan.
You may exercise your right to vote over the internet at the web address found at the bottom of this notice.
Click here to view the 2006 Proxy Statement and 2005 Annual Report.

CIGNA Corporation
Two Liberty Place
1601 Chestnut Street
Philadelphia, PA 19192-1550
March 24, 2006
NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
CIGNA Corporation Shareholders:
The Annual Meeting of Shareholders will be held on Wednesday, April 26, 2006 at 3:30 p.m. at The Gregg Conference Center at The American College, 270 S. Bryn Mawr Avenue, Bryn Mawr, Pennsylvania. Directions to The Gregg Conference Center are at the end of the proxy statement.
At the meeting, we will ask the shareholders to:
1.	Elect two directors for terms expiring in April 2009 (Item 1 on the proxy card);
2.	Ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for 2006 (Item 2 on the proxy card); and
3.	Transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
The Board of Directors recommends that you vote in favor of Items 1 and 2. These proposals are described in CIGNA’s 2006 Proxy Statement. CIGNA’s 2006 Proxy Statement and 2005 Annual Report to Shareholders are available online by going to www.cigna.com >Investor Relations > Most Recent Disclosures > Financial Literature. You may also contact CIGNA’s Shareholder Services Department at 215.761.3516 for a printed copy of the 2006 Proxy Statement and 2005 Annual Report.
CIGNA shareholders of record at the close of business on February 28, 2006 are entitled to notice of and to vote at the meeting and any adjournment thereof. Your vote is important, even if you do not own many shares. CIGNA encourages you to exercise your right to vote by any of the following means:
1.	By returning the completed, signed and dated proxy card in the enclosed envelope;
2.	By telephone in the United States using the telephone number found on your proxy card, or;
3.	Over the Internet at http://www.proxyvoting.com/ci
Sincerely,

H. EDWARD HANWAY
Chairman and Chief Executive Officer
By order of the Board of Directors
CAROL J. WARD, Corporate Secretary
Confidential, unpublished property of CIGNA. Do not duplicate or distribute. Use and distribution limited solely to authorized personnel. © Copyright 2006 CIGNA

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